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                                                                    EXHIBIT 99.3

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


The following unaudited pro forma condensed combined statements of operations reflect the pro forma consolidated results of operations of IntraNet Solutions, Inc. ("IntraNet Solutions") for the year ended March 31, 2000, and three months ended June 30, 2000 with those of Information Exchange Division (two operating units of Inso Corporation) ("Information Exchange") for the year ended January 31, 2000, and three months ended April 30, 2000 after giving effect to the Agreement and Plan of Merger (the "Merger Agreement") between IntraNet Solutions, IntraNet Chicago Acquisition Corporation, IntraNet Kansas City Acquisition Corporation, Inso Chicago Corporation, Inso Kansas City Corporation and Inso Corporation, dated as of July 10, 2000, under the assumptions set forth in the accompanying notes. The unaudited pro forma condensed combined balance sheet combines the June 30, 2000 unaudited historical consolidated condensed balance sheet of IntraNet Solutions with the April 30, 2000 unaudited historical condensed balance sheet of Information Exchange after giving effect to the Merger Agreement, under the assumptions set forth in the accompanying notes. The pro forma condensed combined financial statements should be read in conjunction with the accompanying explanatory notes, the Merger Agreement, the historical financial statements and related notes of IntraNet Solutions previously filed and the financial statements of Information Exchange, appearing elsewhere in this Current Report on Form 8-K.








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
                                        8
           INTRANET SOLUTIONS, INC. AND INFORMATION EXCHANGE DIVISION

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               AS OF JUNE 30, 2000
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                            IntraNet            Information      Pro forma            Pro forma
                ASSETS                                      Solutions            Exchange        adjustments           combined
                                                            ---------          ------------      -----------          ---------
CURRENT ASSETS
   Cash and cash equivalents                               $    4,629              $  4,019       $        -           $    8,648
   Short-term investments                                     149,826                    -            (55,000)(a)          94,826
   Accounts receivable, net                                     9,499                 9,167                -               18,666
   Notes receivable                                               126                    -                 -                  126
   Inventories                                                     55                    -                 -                   55
   Prepaid royalties                                            1,154                    -                 -                1,154
   Prepaid expenses and other current assets                    1,722                   184                -                1,906
                                                           ----------              --------       -----------          ----------
                Total current assets                          167,011                13,370           (55,000)            125,381

PROPERTY AND EQUIPMENT, NET                                     1,133                 1,631               201 (a)           2,965
OTHER ASSETS                                                       -                     -                 -                   -
   Accounts receivable, net of current maturities                  -                    510                -                  510
   Product development costs, net                                  -                  4,902            (2,325)(a)           2,577
   Other investments                                            1,049                    -                 -                1,049
   Prepaid royalties, net of current                            2,106                    -                 -                2,106
   Prepaid expenses and other, net of current                     131                    -                 -                  131
   Goodwill, net                                                   -                  1,509            (1,509)(a)          12,182
                                                                                                       12,182 (a)
   Deferred taxes                                                  -                  1,370            (1,370)(a)              -
   Other intangibles                                               -                     -             22,800 (a)          22,800
   Other                                                          401                    -                 -                  401
                                                           ----------              --------       -----------          ----------
                                                           $  171,831              $ 23,292       $   (25,021)         $  170,102
                                                           ==========              ========       ===========          ==========
CURRENT LIABILITIES
   Current maturities of long-term obligations             $       46              $     77       $        -           $      123
   Accounts payable                                             1,152                   210             1,745 (a)           3,107
   Deferred revenues                                            1,484                 4,470                -                5,954
   Accrued compensation                                           839                 1,111                -                1,950
   Accrued expenses                                             1,083                   477                -                1,560
   Deferred taxes                                                  -                    525              (525)(a)              -
                                                           ----------              --------       -----------          ----------
                Total current liabilities                       4,604                 6,870             1,220              12,694
Long-term obligations, net of current maturities                   -                    123                -                  123
Deferred revenue, net of current portion                           89                   458                -                  547
                                                           ----------              --------       -----------          ----------
                Total liabilities                               4,693                 7,451             1,220              13,364

COMMITMENTS AND CONTINGENCIES                                      -                     -                 -                   -

SHAREHOLDERS' EQUITY (DEFICIT)
   Common stock                                                   213                    -                 -                  213
   Additional paid-in capital                                 176,469                    -                 -              176,469
   Retained earnings (accumulated deficit)                     (9,544)               15,841            (1,509)(a)         (19,944)
                                                                                                      (10,400)(a)
                                                                                                      (13,487)(a)
                                                                                                         (845)(a)
                                                           ----------              --------       -----------          ----------
                                                              167,138                15,841           (26,241)            156,738
                                                           ----------              --------       -----------          ----------
                                                           $  171,831              $ 23,292       $   (25,021)         $  170,102
                                                           ==========              ========       ===========          ==========


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           INTRANET SOLUTIONS, INC. AND INFORMATION EXCHANGE DIVISION

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                            YEAR ENDED MARCH 31, 2000
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                 IntraNet         Information      Pro forma            Pro forma
                                                                 Solutions          Exchange       adjustments           combined
                                                                 --------         -----------      ---------            ---------
Revenues:
   Product licenses                                                $17,480           $23,847          $     -            $ 41,327
   Services                                                          4,880             3,154                -               8,034
                                                                   -------           -------          --------           --------

                Total revenues                                      22,360            27,001                -              49,361

Cost of revenues:
   Product licenses                                                  1,708             2,037              (775)(e)          2,970
   Services                                                          2,400               977                -               3,377
                                                                   -------           -------          --------           --------

                Total cost of revenues                               4,108             3,014              (775)             6,347
                                                                   -------           -------          --------           --------

                Gross profit                                        18,252            23,987               775             43,014

Operating expenses:
   Sales and marketing                                              10,536             6,802                -              17,338
   General and administrative                                        3,853             4,882            11,544 (b)         19,420
                                                                                                            67 (c)
                                                                                                          (926)(d)
   Research and development                                          2,878             4,752                -               7,630
   Acquisition costs                                                 1,972                -                 -               1,972
   In-process research and development                                  -                 -             10,400 (a)         10,400
                                                                   -------           -------          ---------          --------
                Total operating expenses                            19,239            16,436            21,085             56,760
                                                                   -------           -------          --------           --------
                Income (loss) from operations                         (987)            7,551           (20,310)           (13,746)

Other:
   Interest income (expense), net                                    1,466                -                 -               1,466
   Other                                                                -                 49                -                  49
                                                                   -------           -------          --------           --------

                Income (loss) before income taxes                      479             7,600           (20,310)           (12,231)

   Income taxes                                                         -              3,020            (3,020)(f)             -
                                                                   -------           -------          --------           --------

                Net income (loss)                                  $   479           $ 4,580          $(17,290)          $(12,231)
                                                                   =======           =======          ========           ========





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

           INTRANET SOLUTIONS, INC. AND INFORMATION EXCHANGE DIVISION

        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS - CONTINUED

                            YEAR ENDED MARCH 31, 2000
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                        IntraNet            Information          Pro forma            Pro forma
                                                        Solutions             Exchange           adjustments           combined
                                                        ---------           -----------          -----------          ---------
Net income per common share
   Basic                                                   $  0.03                                                     $ (0.74)
                                                           =======                                                     =======

   Diluted                                                 $  0.03                                                     $ (0.74)
                                                           =======                                                     =======

Weighted average common shares outstanding
     Basic                                                  16,462                                                      16,462
                                                           =======                                                     =======

     Diluted                                                18,057                                                      16,462
                                                           =======                                                     =======




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

           INTRANET SOLUTIONS, INC. AND INFORMATION EXCHANGE DIVISION

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                        THREE MONTHS ENDED JUNE 30, 2000
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                       IntraNet            Information      Pro forma                 Pro forma
                                                       Solutions             Exchange       adjustments               combined
                                                       ---------             --------       -----------               --------
Revenues:
   Product licenses                                      $  7,447              $5,277            $    -                  $12,724
   Services                                                 2,015                 593                 -                    2,608
                                                         --------              ------            -------                 -------

                Total revenues                              9,462               5,870                 -                   15,332

Cost of revenues:
   Product licenses                                           665                 565               (194) (e)              1,036
   Services                                                 1,158                 162                 -                    1,320
                                                         --------              ------            -------                 -------

                Total cost of revenues                      1,823                 727               (194)                  2,356
                                                         --------              ------            -------                 -------

                Gross profit                                7,639               5,143                194                  12,976

Operating expenses:
   Sales and marketing                                      4,419               1,996                 -                    6,415
   General and administrative                               1,427               1,174              2,886 (b)               5,262
                                                                                                      17 (c)
                                                                                                    (242)(d)
   Research and development                                 1,054               1,290                 -                    2,344
                                                         --------              ------            -------                 -------

                Total operating expenses                    6,900               4,460              2,661                  14,021
                                                         --------              ------            -------                 -------

                Income (loss) from operations                 739                 683             (2,467)                 (1,045)
Other:
   Interest income (expense), net                           2,250                  -                  -                    2,250
   Other                                                      -                    25                 -                       25
                                                         --------              ------            -------                 -------
                Income before income taxes                  2,989                 708             (2,467)                  1,230
                Income taxes                                  -                   286               (286)(f)                  -
                                                         --------              ------            -------                 -------
                Net income                               $  2,989              $  422            $(2,181)                $ 1,230
                                                         ========              ======            =======                 =======

Net income per common share
   Basic                                                 $   0.14                                                        $  0.06
                                                         ========                                                        =======
   Diluted                                               $   0.13                                                        $  0.05
                                                         ========                                                        =======
Weighted average common shares outstanding
     Basis                                                 21,195                                                         21,195
                                                         ========                                                        =======
     Diluted                                               23,092                                                         23,092
                                                         ========                                                        =======



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           INTRANET SOLUTIONS, INC. AND INFORMATION EXCHANGE DIVISION

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                 (IN THOUSANDS)


NOTE A  -  BASIS OF PRESENTATION

   On July 10, 2000 (the "Effective Date"), IntraNet Solutions, Inc. ("IntraNet Solutions") completed its acquisition of Information Exchange Division (a division of Inso Corporation) (Information Exchange) for $55 million in cash. Pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") among IntraNet Solutions, IntraNet Chicago Acquisition Corporation, IntraNet Kansas City Acquisition Corporation, Inso Chicago Corporation, Inso Kansas City Corporation and Inso Corporation, dated as of July 10, 2000, Information Exchange became a wholly owned division of IntraNet Solutions.

   The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, giving effect to the merger accounted for by the purchase method as of June 30, 2000 for the accompanying condensed combined balance sheet and as of April 1, 1999 for the accompanying proforma condensed combined statements of operations for the years ended March 31, 2000 and the three months ended June 30, 2000, respectively.

NOTE B  -  PRO FORMA ADJUSTMENTS

(a)      Acquisition and purchase accounting adjustments as follows:

              Cash                                                                       $ 55,000
              Direct acquisition costs                                                      1,745
                                                                                         --------

                  Total acquisition costs                                                  56,745

              Book value of net assets acquired                                           (15,841)
              Elimination of previous goodwill
                on the books of Information Exchange                                        1,509
              Elimination of net deferred tax asset                                           845
              Additional value assigned to equipment                                         (201)
              Reduction in value of product development costs                               2,325
              In-process research and development expensed                                (10,400)
              Value assigned to other intangibles                                         (22,800)
                                                                                         --------

              Excess of cost over net assets acquired                                    $ 12,182
                                                                                         ========





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

           INTRANET SOLUTIONS, INC. AND INFORMATION EXCHANGE DIVISION

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                 (IN THOUSANDS)



NOTE B  -  PRO FORMA ADJUSTMENTS  -  Continued

(b) Additional amortization expense related to goodwill and other intangibles over four years for the non-compete agreement and over three years for the remaining goodwill and intangibles relating to Information Exchange.

(c) Additional depreciation over three years relating to $201 estimated increase in fair value of equipment acquired.

(d) Elimination of amortization of previous goodwill recorded on the books of Information Exchange.

(e) Elimination of amortization relating to $2,325 decrease in fair value of product development costs.

(f) Elimination of income tax expense due to application of net operating loss carryforwards.


NOTE C  -  NON-RECURRING CHARGE

   The Merger Agreement provides that a one-time bonus be paid to certain employees of Information Exchange in the amount of $470. This payment was not reflected as a proforma adjustment since it is a non-recurring charge. However, the payment will be reflected in IntraNet Solution's second quarter results of operations.


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